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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT                                       JULY 9, 1998
                                            ----------------------------------
DATE OF EARLIEST EVENT REPORTED                      JULY 7, 1998
                                            ----------------------------------



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



           OKLAHOMA                           1-13726                   73-1395733
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(State or other jurisdiction                (Commission        (IRS Employer Identification No.)
         of incorporation)                  File Number)



          6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA       73118
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               (Address of principal executive offices)          (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On July 7, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release to announce that its Board of Directors has authorized management to explore alternatives to enhance shareholder value, including a possible sale or merger of the company. The July 7, 1998 press release is filed herewith as
Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on July 7, 1998.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     CHESAPEAKE ENERGY CORPORATION



                                     BY:  /s/  MARCUS C. ROWLAND
                                        ------------------------------------
                                                Marcus C. Rowland,
                                            Executive Vice President and
                                               Chief Financial Officer

Dated: July 9, 1998


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                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------
99                Press Release issued by the Registrant on July 7, 1998.





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